UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2006
Four Oaks FinCorp, Inc.
(Exact name of registrant as specified in its charter)
North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6114 U.S. 301 South - Four Oaks, NC 27524
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  919-963-2177

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 23, 2006, Four Oaks Fincorp, Inc. (OTC BB: FOFN) (the "Company") issued a press release announcing reported financial results for the three month period ended September 30, 2006.
The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 8.01 Other Events.
On October 23, 2006, the Company issued a press release announcing that its Board of Directors approved a five-for-four stock split of its common stock on October 19, 2006, which represents a 25% stock dividend.
The split is payable on November 10, 2006 to shareholders of record on October 30, 2006.
The press release also announced that the Company’s Board of Directors had declared a cash dividend of $0.07 per share payable on or after December 7, 2006, to shareholders of record on November 30, 2006. The full text of the press release is set forth in Exhibit 99.2 hereto and incorporated herein by reference.

In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the number of shares of common stock registered for sale under the Securities Act by the following Registration Statements on Form S-8 will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of common stock remaining unsold under the Registration Statements listed below as of November 10, 2006:

Registration Statement on Form S-8 (file no. 333-30677) filed with the Securities and Exchange Commission on July 2, 1997.

Registration Statement on Form S-8 (file no. 333-69792) filed with the Securities and Exchange Commission on September 21, 2001.

The foregoing Registration Statements, each of which incorporates this Current Report on Form 8-K, are hereby amended pursuant to Rule 416(b) promulgated under the Securities Act to increase the number of shares of common stock registered thereunder to reflect the effects of the stock split.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits
EX-99.1	Press Release issued on October 23, 2006
EX-99.2	Press Release issued on October 23, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Oaks FinCorp, Inc.
Date: October 23, 2006	By:	/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr. President & Chief Executive Officer